Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: October 15, 2025

MICHAEL B. DORRELL

/s/ Michael B. Dorrell
Michael B. Dorrell

STONEPEAK GP INVESTORS HOLDINGS MANAGER LLC

/s/ Michael B. Dorrell
Name: Michael B. Dorrell
Title: Chairman, Chief Executive Officer and Co-Founder

STONEPEAK GP INVESTORS UPPER HOLDINGS LP

By: Stonepeak GP Investors Holdings Manager LLC, its general partner

/s/ Michael B. Dorrell
Name: Michael B. Dorrell
Title: Chairman, Chief Executive Officer and Co-Founder

STONEPEAK GP INVESTORS HOLDINGS LP

By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holding Manager LLC, its general partner

/s/ Michael B. Dorrell
Name: Michael B. Dorrell
Title: Chairman, Chief Executive Officer and Co-Founder

STONEPEAK OPPORTUNITIES FUND GP INVESTORS LP

By: Stonepeak GP Investors Holdings LP, its general partner
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner

/s/ Michael B. Dorrell
Name: Michael B. Dorrell
Title: Chairman, Chief Executive Officer and Co-Founder

STONEPEAK OPPORTUNITIES FUND ASSOCIATES LP

By: Stonepeak Opportunities Fund GP Investors LP, its general partner
By: Stonepeak GP Investors Holdings LP, its general partner
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner

/s/ Michael B. Dorrell
Name: Michael B. Dorrell
Title: Chairman, Chief Executive Officer and Co-Founder

STONEPEAK CLNE-W HOLDINGS LP

By: Stonepeak Opportunities Fund Associates LP, its general partner
By: Stonepeak Opportunities Fund GP Investors LP, its general partner
By: Stonepeak GP Investors Holdings LP, its general partner
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner

/s/ Michael B. Dorrell
Name: Michael B. Dorrell
Title: Chairman, Chief Executive Officer and Co-Founder